UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive

Suite 313

Easton, PA 18042

(Address of principal executive office) (Zip Code)

(888) 765-8933

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ORBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Eightco Holdings Inc. (the “Company”) entered into a Sales Agreement, dated September 10, 2025 (the “Sales Agreement”) with R.F. Lafferty & Co., Inc. (“R.F. Lafferty”). On October 27, 2025, the Company entered into an amended and restated Sales Agreement (the “A&R Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor,” together with R.F. Lafferty, the “Agents”) and R.F. Lafferty, pursuant to which Cantor was added as an additional sales agent. Pursuant to the A&R Sales Agreement, the Company, from time to time, may issue and sell to or through Cantor, acting as principal and/or the sole designated sales agent, shares (the “ATM Shares”) of its common stock, par value $0.001 per share (“Common Stock”) having an aggregate sales price of up to $2,700,000,000. The material terms and conditions of the Sales Agreement otherwise remain unchanged.

This description of the A&R Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Sales Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The Common Stock to be sold under the A&R Sales Agreement, if any, will be issued and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333- 290181) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2025, which included an “at the market offering” prospectus covering the offer and sale of the ATM Shares pursuant to the ATM Offering. Subsequently, on October 27, 2025, the Company filed an additional prospectus supplement to the Registration Statement with the SEC in connection with the offer and sale of the ATM Shares pursuant to the A&R Sales Agreement, which included updated disclosure under the sections entitled “Risk Factors” and “Business.” Such disclosures are filed as Exhibits 99.1 and 99.2, respectively, in this Current Report on Form 8-K and are incorporated herein by reference. The information contained in Exhibits 99.1 and 99.2 supplements, and should be read together with, the information set forth in the Company’s prior periodic filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Company Common Stock nor shall there be any sale of shares of Company Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Amended and Restated Sales Agreement, dated as of October 27, 2025, by and among the Company, Cantor Fitzgerald & Co. and R.F. Lafferty & Co., Inc.
99.1	Supplemental Risk Factors Disclosure of the Prospectus Supplement filed on October 27, 2025.
99.2	Supplemental Business Section Disclosure of the Prospectus Supplement filed on October 27, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eightco Holdings Inc.

Dated: October 27, 2025	By:	/s/ Brett Vroman
	Name:	Brett Vroman
	Title:	Chief Financial Officer